UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10503

Name of Fund: BlackRock New York Municipal 2018 Term Trust (BLH)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal 2018 Term Trust, 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1 – Report to Stockholders

December 31, 2010

Annual Report

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	DECEMBER 31, 2010

Dear Shareholder

Economic data fluctuated widely throughout 2010 as the global economy continued to emerge from the “Great Recession.” As the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement.

Debt and deflationary risks remained present throughout 2010, causing central banks worldwide to respond with unprecedented actions, most notably a second round of quantitative easing (informally known as “QE2”) from the US Federal Reserve Board (the “Fed”). Inflation remained a non-issue in the developed world, but continued to rear its ugly head in some emerging economies, most evidently in China. Global and US gross domestic product (“GDP”) growth both continued in a positive direction but remained subpar compared to most historical economic recoveries. In the United States, the corporate sector has been an important area of strength and consumer spending has shown improvement, although weakness in the housing and labor markets continues to burden the economy.

Stocks moved higher in the early months of 2010 on the continuation of the 2009 asset recovery story. The mid-year months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. After touching a late summer low, equity markets rallied through year end as these concerns receded. The announcement of QE2 and extension of the Bush-era tax cuts further boosted equities as the year came to a close. Although the course was uneven and high volatility remained a constant for stocks, equity markets globally ended the year strong. Emerging markets outpaced the developed world in terms of economic growth and posted respectable gains for the year despite sovereign debt problems and heightening inflationary pressures. US stocks recorded double-digit percentage gains for the second consecutive year. Small cap stocks outperformed large caps as investors began to move into higher-risk assets.

In fixed income markets, yields trended lower over most of the year as investors continued to favor safer assets. That trend reversed abruptly in the fourth quarter when market fears abated and investors began seeking higher-risk assets, driving yields sharply upward through year end. However, yields were lower overall for the year and fixed income markets finished 2010 in positive territory. Although fixed income securities generally underperformed equities, high yield bonds only marginally trailed large cap stocks. Conversely, the tax-exempt municipal market was dealt an additional blow as it became apparent that an extension of the Build America Bond program was unlikely. In addition, the fourth quarter brought an increase in negative headlines regarding fiscal challenges faced by state and local governments, sparking additional volatility in the municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the year as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of December 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	23.27%	15.06%

US small cap equities (Russell 2000 Index)	29.38	26.85

International equities (MSCI Europe, Australasia, Far East Index)	24.18	7.75

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.13

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.33)	7.90

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	1.15	6.54

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(0.90)	2.38

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.04	14.94

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of December 31, 2010	BlackRock California Municipal 2018 Term Trust

Trust Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objective is to seek to provide monthly income that is exempt from regular federal and California income taxes and to return $15 per share (the initial offering price) to investors on or about December 31, 2018. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2010, the Trust returned 7.73% based on market price and 5.56% based on net asset value (“NAV”). The Trust’s peer group of closed-end funds in the Lipper California Municipal Debt Funds category posted an average return of 5.80% based on market price and 1.42% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust is scheduled to mature on or about December 31, 2018. For that reason, the Trust invests in issues generally shorter in maturity than its peers in the Lipper category. The Trust benefited from its positioning in short-term issues, which outperformed issues on the longer end of the yield curve, where price volatility increased as the curve steepened in the later part of 2010. The Trust also benefited from its high concentration in pre-refunded securities, which performed well during the period due to their high quality and low duration. A lack of tobacco exposure proved beneficial as the sector performed poorly toward the end of the year. Additionally, the Trust’s relatively high cash reserve provided a cushion against price volatility in the later half of the year when municipal securities lost value due to credit concerns. The Trust’s exposure to zero-coupon bonds detracted from performance as their longer duration was a detriment when long-term interest rates rose sharply near year end. A lack of demand from retail investors and widening spreads pushed zero-coupon bond prices downward over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2010 ($15.38)[1]	5.62%
Tax Equivalent Yield[2]	8.65%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Leverage as of December 31, 2010[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/10	12/31/09	Change	High	Low

Market Price	$15.38	$15.09	1.92%	$16.27	$14.70
Net Asset Value	$14.34	$14.36	(0.14)%	$15.23	$14.20

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	12/31/10	12/31/09

County/City/Special District/School District	29%	27%
Transportation	18	17
State	14	21
Health	13	13
Utilities	10	8
Corporate	8	8
Education	5	3
Housing	3	3

Credit Quality Allocations[5]

	12/31/10	12/31/09

AAA/Aaa	11%	20%
AA/Aa	37	25
A	25	24
BBB/Baa	18	26
BB/Ba	3	—
Not Rated[6]	6	5

[5]	Using the higher of Standard and Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2010 and 2009, the market value of these securities was $3,333,566 representing 2% and $3,531,800 representing 2%, respectively, of the Trust’s long-term investments.

4	ANNUAL REPORT	DECEMBER 31, 2010

Trust Summary as of December 31, 2010	BlackRock Municipal 2018 Term Trust

Trust Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objective is to seek to provide monthly income that is exempt from regular federal income tax and to return $15 per share (the initial offering price) to investors on or about December 31, 2018. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2010, the Trust returned 10.22% based on market price and 7.94% based on NAV. The Trust’s peer group of closed-end funds in the Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 5.09% based on market price and 2.82% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust is scheduled to mature on or about December 31, 2018. For that reason, the Trust invests in issues generally shorter in maturity than its peers in the Lipper category. The Trust benefited from its positioning in short-term issues, which outperformed issues on the longer end of the yield curve, where price volatility increased as the curve steepened in the later part of 2010. The Trust also benefited from its high concentration in high-quality, low-duration pre-refunded securities. Relative to its peers in the Lipper category, the Trust held a large weighting in higher coupon bonds, which experienced lower volatility and higher distribution rates, having a positive impact on performance. A relatively high concentration in corporate-backed industrial development bonds also aided returns. The Trust’s exposure to zero-coupon bonds detracted from performance due to their longer duration and weak retail demand during the period. Also detracting was a relatively high concentration in development district bonds, which suffered disproportionately with stress in the real estate market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2010 ($15.75)[1]	5.94%
Tax Equivalent Yield[2]	9.14%
Current Monthly Distribution per Common Share[3]	$0.078
Current Annualized Distribution per Common Share[3]	$0.936
Leverage as of December 31, 2010[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Preferred Shares and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/10	12/31/09	Change	High	Low

Market Price	$15.75	$15.15	3.96%	$16.65	$14.95
Net Asset Value	$14.58	$14.32	1.82%	$15.39	$14.32

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	12/31/10	12/31/09

Corporate	22%	24%
Health	19	20
County/City/Special District/School District	13	16
Housing	12	11
Transportation	10	10
Utilities	9	6
State	7	8
Tobacco	4	1
Education	4	4

Credit Quality Allocations[5]

	12/31/10	12/31/09

AAA/Aaa	11%	21%
AA/Aa	24	14
A	28	25
BBB/Baa	20	23
BB/Ba	5	1
B	4	5
CCC/Caa	2	3
Not Rated[6]	6	8

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2010 and 2009, the market value of these securities was $9,152,165 representing 3% and $10,394,299 representing 3%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	DECEMBER 31, 2010	5

Trust Summary as of December 31, 2010	BlackRock New York Municipal 2018 Term Trust

Trust Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objective is to seek to provide monthly income that is exempt from regular federal, New York State and New York City income taxes and to return $15 per share (the initial offering price) to investors on or about December 31, 2018. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended December 31, 2010, the Trust returned 0.39% based on market price and 3.90% based on NAV. The Trust’s peer group of closed-end funds in the Lipper New York Municipal Debt Funds category posted an average return of 3.54% based on market price and 2.32% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust is scheduled to mature on or about December 31, 2018. For that reason, the Trust invests in issues generally shorter in maturity than its peers in the Lipper category. The Trust benefited from its positioning in short-term issues, which outperformed issues on the longer end of the yield curve, where price volatility increased as the curve steepened in the later part of 2010. The Trust also benefited from its large concentrations in high-quality, low-duration pre-refunded securities and in high-grade credits. The Trust’s large exposure to higher coupon bonds, which experienced lower volatility and higher distribution rates, had a positive impact on performance. Detracting from performance was a small exposure to tobacco, which was a particularly poorly performing sector toward the end of the year. A limited exposure to housing also had a negative impact as this sector outperformed for the year.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2010 ($15.92)[1]	6.18%
Tax Equivalent Yield[2]	9.51%
Current Monthly Distribution per Common Share[3]	$0.082
Current Annualized Distribution per Common Share[3]	$0.984
Leverage as of December 31, 2010[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 7.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	12/31/10	12/31/09	Change	High	Low

Market Price	$15.92	$16.90	(5.80)%	$17.42	$15.28
Net Asset Value	$15.18	$15.57	(2.50)%	$16.10	$15.04

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	12/31/10	12/31/09

County/City/Special District/School District	26%	26%
Education	24	21
Transportation	13	14
Health	12	11
Tobacco	10	10
Corporate	6	6
State	5	7
Utilities	3	4
Housing	1	1

Credit Quality Allocations[5]

	12/31/10	12/31/09

AAA/Aaa	10%	21%
AA/Aa	36	30
A	15	14
BBB/Baa	23	21
B	1	4
Not Rated[6]	15	10

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2010 and 2009, the market value of these securities was $7,512,974 representing 9% and $4,888,793 representing 6%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	DECEMBER 31, 2010

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, certain Trusts issue preferred shares (“Preferred Shares”), which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s Common Shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays dividends on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAV positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of December 31, 2010, the following Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

BJZ	38%
BPK	37%
BLH	36%

ANNUAL REPORT	DECEMBER 31, 2010	7

Schedule of Investments December 31, 2010	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 133.4%

Corporate — 12.7%
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, AMT (a):
Republic Services Inc. Project, Series B, 5.25%, 6/01/23	$2,020	$2,046,785
Waste Management Inc. Project, Series A, 5.13%, 7/01/31 (a)	4,000	4,147,760
California Pollution Control Financing Authority, Refunding RB:
Republic Services Inc. Project, Series C, Mandatory Put Bonds, AMT, 5.25%, 6/01/23 (a)	2,030	2,061,181
San Diego Gas & Electric, Series A, 5.90%, 6/01/14	3,100	3,463,537

		11,719,263

County/City/Special District/ School District — 43.0%
City of Vista California, COP, Refunding, Community Projects (NPFGC):
5.00%, 5/01/19	1,000	1,038,790
4.75%, 5/01/21	1,115	1,114,665
Clovis Unified School District California, GO, CAB, Election of 2004, Series A (NPFGC), 5.13%, 8/01/21 (b)(c)	7,500	5,005,275
County of San Bernardino California, Special Tax Bonds, Community Facilities District No. 2002-1:
5.35%, 9/01/17	105	106,378
5.50%, 9/01/18	245	246,999
5.60%, 9/01/19	500	501,400
5.70%, 9/01/20	355	353,562
County of San Diego California, COP, Refunding, MTS Tower (AMBAC), 5.25%, 11/01/19	2,980	2,983,159
Fontana Public Finance Authority California, Tax Allocation Bonds, Refunding, North Fontana Redevelopment Project, Series A (AGM), 5.25%, 9/01/18	3,395	3,498,514
Irvine Unified School District California, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 9/01/18	5,000	5,435,050
Lathrop Financing Authority, RB, Water Supply Project:
5.80%, 6/01/21	995	983,478
5.85%, 6/01/22	1,040	1,018,774
5.90%, 6/01/23	1,000	971,700

Municipal Bonds	Par (000)	Value

California (continued)

County/City/Special District/ School District (concluded)
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	$2,500	$2,703,925
Riverside Unified School District California, GO, Series A (NPFGC), 5.25%, 2/01/23	5,000	5,121,250
Santa Clara Valley Transportation Authority, RB, Series A (NPFGC), 5.00%, 6/01/11 (d)	2,135	2,176,590
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (e)	4,000	3,585,360
Stockton East Water District, COP, Refunding, Series B (NPFGC), 5.93%, 4/01/19 (b)	4,590	2,850,160

		39,695,029

Education — 7.3%
California Infrastructure & Economic Development Bank, RB, J. David Gladstone Institute Project, 5.50%, 10/01/20	1,985	2,024,581
California State Public Works Board, Refunding RB, Trustees of the California State University, Series A, 5.00%, 10/01/17	2,415	2,417,632
University of California, Refunding RB, Series S, 5.00%, 5/15/18	2,000	2,278,180

		6,720,393

Health — 20.2%
ABAG Finance Authority for Nonprofit Corps, RB, San Diego Hospital Association, Series C, 5.38%, 3/01/21	2,100	2,112,873
California Health Facilities Financing Authority, RB, Health Facility, Adventist Health System, Series A:
5.00%, 3/01/18	1,075	1,090,566
5.00%, 3/01/19	1,000	1,008,100
5.00%, 3/01/20	2,060	2,068,672
5.00%, 3/01/24	1,355	1,309,242
California Infrastructure & Economic Development Bank, RB, Kaiser Hospital Assistance I-LLC, Series A, 5.55%, 8/01/31	6,500	6,444,555
California Statewide Communities Development Authority, Refunding RB, Daughters of Charity Health, Series A, 5.25%, 7/01/24	5,000	4,582,700

		18,616,708

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
ISD	Independent School District
LRB	Lease Revenue Bonds
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single-Family
TE	Tax Exempt

See Notes to Financial Statements.

8	ANNUAL REPORT	DECEMBER 31, 2010

Schedule of Investments (continued)	BlackRock California Municipal 2018 Term Trust (BJZ)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (concluded)

State — 9.6%
California State Public Works Board, Refunding RB, California Community Colleges, Series A, 5.00%, 12/01/17	$2,020	$2,022,121
State of California, GO:
5.00%, 11/01/11 (d)	4,740	4,919,267
5.00%, 11/01/20	260	267,246
State of California, GO, Refunding: Series A, 5.00%, 7/01/18	720	797,256
Veterans, Series BZ AMT (NPFGC), 5.35%, 12/01/21	890	890,107

		8,895,997

Transportation — 26.0%
City of Long Beach California, RB, Series A, 5.00%, 5/15/18	500	567,595
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB, 6.55%, 1/15/21 (b)	20,000	9,550,400
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 4.50%, 5/15/19	3,420	3,608,510
Los Angeles Harbor Department, Refunding RB, Series B, AMT (AMBAC), 5.50%, 8/01/21	10,025	10,221,290

		23,947,795

Utilities — 14.6%
California State Department of Water Resources, RB, Series A, 5.13%, 5/01/12 (d)	6,500	6,939,660
California State Department of Water Resources, Refunding RB, Series H, Power Supply, 5.00%, 5/01/22	3,500	3,720,360
Los Angeles Department of Water & Power, RB, Series B, 5.00%, 7/01/18	600	683,562
Metropolitan Water District of Southern California, Refunding RB, Series B, 4.00%, 7/01/18	1,250	1,356,650
Southern California Public Power Authority, RB, Canyon Power, Series A, 4.00%, 7/01/18	685	729,751

		13,429,983

Total Municipal Bonds in California		123,025,168

Multi-State — 4.7%

Housing — 4.7%
MuniMae TE Bond Subsidiary LLC, 7.50%, 6/30/49 (a)(e)(f)	4,664	4,337,408

Total Municipal Bonds in Multi-State		4,337,408

Municipal Bonds	Par (000)	Value

Puerto Rico — 9.7%

State — 8.5%
Commonwealth of Puerto Rico, GO, Public Improvement, Series B, 5.25%, 7/01/17	$1,035	$1,073,781
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities:
Series C, 5.75%, 7/01/19	4,405	4,622,167
Series C, 5.75%, 7/01/19 (c)	5	6,052
Series M, 6.00%, 7/01/20	1,000	1,062,840
Series M, 6.25%, 7/01/21	1,000	1,070,350

		7,835,190

Transportation — 1.2%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series Z (AGM), 6.00%, 7/01/18	1,000	1,134,730

Total Municipal Bonds in Puerto Rico		8,969,920

U.S. Virgin Islands — 3.2%

State — 3.2%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A:
5.25%, 10/01/17	360	380,902
5.25%, 10/01/19	455	473,823
5.25%, 10/01/21	460	470,124
5.25%, 10/01/22	315	319,971
5.25%, 10/01/23	960	970,550
5.25%, 10/01/24	300	301,239

Total Municipal Bonds in the U.S. Virgin Islands		2,916,609

Total Long-Term Investments (Cost — $140,402,339) — 151.0%		139,249,105

Short-Term Securities	Shares

BIF California Municipal Money Fund, 0.04% (g)(h)	6,758,071	6,758,071

Total Short-Term Securities (Cost — $6,758,071) — 7.3%		6,758,071

Total Investments (Cost — $147,160,410*) — 158.3%		146,007,176
Other Assets Less Liabilities — 1.9%		1,782,671
Preferred Shares, at Redemption Value — (60.2)%		(55,529,587)

Net Assets Applicable to Common Shares — 100.0%		$92,260,260

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$147,203,782

Gross unrealized appreciation	$2,498,819
Gross unrealized depreciation	(3,695,425)

Net unrealized depreciation	$(1,196,606)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Security is collateralized by Municipal or US Treasury obligations.

(d)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2010	9

Schedule of Investments (concluded)	BlackRock California Municipal 2018 Term Trust (BJZ)

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at December 31, 2010	Income

BIF California Municipal Money Fund	215,269	6,542,802	6,758,071	$1,781

(h)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$139,249,105	—	$139,249,105
Short-Term Securities	$6,758,071	—	—	6,758,071

Total	$6,758,071	$139,249,105	—	$146,007,176

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

10	ANNUAL REPORT	DECEMBER 31, 2010

Schedule of Investments December 31, 2010	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 3.0%
Courtland IDB Alabama, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	$1,000	$985,490
Huntsville Health Care Authority Alabama, Refunding RB, Series A, 5.63%, 6/01/22	5,845	5,953,775

		6,939,265

Arizona — 2.6%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/21	4,660	5,125,115
Salt Verde Financial Corp., RB, Senior, 5.25%, 12/01/20	1,000	1,000,870

		6,125,985

California — 12.8%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13 (a)	1,110	1,084,925
California Pollution Control Financing Authority, RB, Waste Management Inc. Project, Series C, AMT, 5.13%, 11/01/23	6,500	6,424,340
California Pollution Control Financing Authority, Refunding RB, Republic Services Inc. Project, Series C, Mandatory Put Bonds, AMT, 5.25%, 6/01/23	4,055	4,117,285
California State Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/18	5,000	5,620,050
City of Lincoln California, Special Tax Bonds, Community Facilities District No. 2003-1, 5.90%, 9/01/13 (b)	1,100	1,258,554
Clovis Unified School District California, GO, CAB, Election of 2004, Series A (NPFGC), 5.13%, 8/01/21 (c)(d)	5,425	3,620,482
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,055,888
San Manuel Entertainment Authority, Series 04-C, 4.50%, 12/01/16 (a)	4,000	3,585,360

		29,766,884

Colorado — 4.3%
Colorado Housing & Finance Authority, RB, Disposal, Waste Management Inc. Project, AMT, 5.70%, 7/01/18	5,000	5,099,200
Park Creek Metropolitan District Colorado, Refunding RB, Senior, Limited Tax, Property Tax, 5.25%, 12/01/20	5,010	4,979,189

		10,078,389

Florida — 3.9%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,297,437
Miami Beach Health Facilities Authority, RB, Mount Sinai Medical Center of Florida, 6.75%, 11/15/21	1,860	1,862,939
Pine Island Community Development District, RB, 5.30%, 11/01/10 (e)(f)	400	319,760
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13	2,270	1,979,009
Village Center Community Development District, RB, Sub-Series B, 5.88%, 1/01/15	3,690	3,667,602

		9,126,747

Municipal Bonds	Par (000)	Value

Illinois — 18.7%
City of Chicago Illinois, RB, General Airport, Third Lien, Series A (AMBAC):
5.00%, 1/01/19	$5,000	$5,240,700
5.00%, 1/01/20	3,000	3,107,220
City of Chicago Illinois, Refunding RB, General Airport, Third Lien, Series A, AMT (NPFGC), 5.75%, 1/01/18	5,000	5,112,100
Illinois Finance Authority, RB, MJH Education Assistance IV LLC, Sub-Series A, 5.50%, 6/01/19 (e)(f)	2,750	1,508,485
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.00%, 11/01/18	2,290	2,466,513
Elmhurst Memorial Healthcare, 5.50%, 1/01/22	5,000	4,895,150
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC):
5.35%, 6/15/19	1,885	2,031,125
5.40%, 6/15/20	1,985	2,118,352
5.45%, 6/15/21	2,090	2,215,714
Illinois State Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 1/01/19	2,250	2,354,085
Railsplitter Tobacco Settlement Authority, RB, 5.00%, 6/01/18	10,000	10,154,300
State of Illinois, RB, Build Illinois, Series B, 5.00%, 6/15/18	2,000	2,163,420

		43,367,164

Indiana — 8.7%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,575	3,069,888
Indiana Health Facility Financing Authority, RB, Health System, Sisters of St. Francis, 5.75%, 11/01/11 (b)	10,000	10,534,100
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	2,500	2,594,550
Petersburg Indiana, Refunding RB, Indiana Power & Light, 5.75%, 8/01/21	4,000	4,006,960

		20,205,498

Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	2,786,925

Kentucky — 1.4%
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	3,195	3,143,241

Louisiana — 0.8%
Louisiana Public Facilities Authority, RB, Department of Public Safety Fire Marshal’s Headquarter Project (NPFGC), 5.88%, 6/15/14	1,750	1,779,313

Maryland — 1.2%
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.00%, 1/01/19	1,685	1,691,622
University of Maryland Medical System, 5.00%, 7/01/18	1,000	1,072,280

		2,763,902

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2010	11

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Massachusetts — 0.1%
Massachusetts State Water Pollution Abatement, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	$135	$135,475

Michigan — 3.0%
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.00%, 5/15/18	2,025	2,162,416
Michigan State Hospital Finance Authority, Refunding RB:
Oakwood Obligation Group, Series A, 5.00%, 7/15/18	1,000	1,029,750
Sparrow Obligated, 4.50%, 11/15/26	3,500	3,105,515
Pontiac Tax Increment Finance Authority Michigan, Tax Allocation Bonds, Refunding, Tax Increment Development (ACA), 5.38%, 6/01/12 (b)	640	686,189

		6,983,870

Mississippi — 4.1%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	9,000	9,431,550

Multi-State — 9.4%
Centerline Equity Issuer Trust (FHLMC), 6.80%, 10/31/52 (a)(g)	14,000	15,088,780
MuniMae TE Bond Subsidiary LLC (a)(g):
5.20%, 6/29/49	6,000	4,455,840
Series D, 5.90%, 11/29/49	4,000	2,271,080

		21,815,700

Nebraska — 0.7%
Public Power Generation Agency, RB, Whelan Energy Center, Series 2-A, 5.00%, 1/01/18	1,500	1,654,950

Nevada — 2.9%
City of Henderson Nevada, Special Assessment Bonds, District No. T-18, 5.15%, 9/01/21	1,000	485,590
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.35%, 6/01/17	1,025	964,402
Director of the State of Nevada Department of Business & Industry, RB, Republic Services Inc. Project, Mandatory Put Bonds, AMT, 5.63%, 12/01/26	5,120	5,311,590

		6,761,582

New Hampshire — 6.4%
New Hampshire Business Finance Authority, Refunding RB, Public Service Co. of New Hampshire Project (NPFGC):
Series B, AMT, 4.75%, 5/01/21	6,000	5,710,680
Series C, 5.45%, 5/01/21	7,000	7,085,540
New Hampshire Health & Education Facilities Authority, RB, Exeter Project, 6.00%, 10/01/24	2,025	2,061,146

		14,857,366

New Jersey — 15.8%
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	7,000	6,624,100
Continental Airlines Inc. Project, AMT, 7.00%, 11/15/30	4,065	4,065,894
Continental Airlines Inc. Project, AMT, 7.20%, 11/15/30	6,750	6,756,615

Municipal Bonds	Par (000)	Value

New Jersey (concluded)
New Jersey EDA, Special Assessment Bonds, Refunding, Kapkowski Road Landfill Project, 5.50%, 4/01/16	$8,410	$8,163,335
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18	2,500	2,770,825
New Jersey Health Care Facilities Financing Authority, Refunding RB, AtlantiCare Regional Medical Center, 5.00%, 7/01/20	1,500	1,557,270
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	2,500	2,445,950
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	4,000	4,209,040

		36,593,029

New York — 7.0%
City of New York New York, GO, Sub-Series F-1, 5.00%, 9/01/18	7,500	8,203,425
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT, 7.63%, 8/01/25	2,000	2,074,600
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	1,200	1,180,992
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed, Series B-1C, 5.50%, 6/01/20	4,500	4,835,340

		16,294,357

North Carolina — 7.2%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 4.00%, 1/01/18	3,865	4,013,261
North Carolina HFA, Refunding RB, Series 28-A, AMT, 4.65%, 7/01/23	3,140	3,074,751
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/21	5,000	5,304,900
Wake County Industrial Facilities & Pollution Control Financing Authority North Carolina, Refunding RB, Carolina Power & Light Co. Project, 5.38%, 2/01/17	4,000	4,204,640

		16,597,552

Ohio — 2.4%
American Municipal Power-Ohio Inc., RB, Prairie State Energy Campus Project, Series A, 5.25%, 2/15/23	5,000	5,204,750
Pinnacle Community Infrastructure Financing Authority, RB, Facilities, Series A, 6.00%, 12/01/22	415	352,808

		5,557,558

Oklahoma — 1.2%
Tulsa Airports Improvement Trust, RB, Series A, Mandatory Put Bonds, AMT, 7.75%, 6/01/35	2,700	2,757,942

Pennsylvania — 6.0%
Cumberland County Municipal Authority, RB, Diakon Lutheran, 5.75%, 1/01/19	2,375	2,454,895
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.00%, 2/01/21	2,000	1,854,180
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,068,700

See Notes to Financial Statements.

12	ANNUAL REPORT	DECEMBER 31, 2010

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Pennsylvania (concluded)
Philadelphia Authority for Industrial Development, RB, Series B (AGM), 5.50%, 10/01/11 (b)	$3,000	$3,144,600
West Cornwall Township Municipal Authority Pennsylvania, RB, Elizabethtown College Project (b):
5.90%, 12/15/11	2,500	2,629,500
6.00%, 12/15/11	2,650	2,789,787

		13,941,662

Puerto Rico — 1.2%
Commonwealth of Puerto Rico, GO, Public Improvement, Series B, 5.25%, 7/01/17	2,665	2,764,858

South Carolina — 2.2%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.13%, 8/01/23	5,000	5,139,350

Tennessee — 3.4%
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, CAB, Series A (AGM), 5.63%, 1/01/19 (c)	12,000	7,941,960

Texas — 14.6%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	2,000	1,966,260
Birdville ISD Texas, GO, Refunding, CAB (PSF-GTD) (c):
5.40%, 2/15/18	1,615	1,284,119
5.46%, 2/15/19	1,815	1,365,443
5.51%, 2/15/20	2,625	1,860,915
5.59%, 2/15/21	2,500	1,673,975
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36	5,010	4,668,719
Central Texas Regional Mobility Authority, RB, Senior Lien:
5.75%, 1/01/18	750	795,142
5.75%, 1/01/19	750	788,227
City of Dallas Texas, Refunding RB (AGC), 5.00%, 8/15/21	2,500	2,582,600
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC):
5.88%, 11/01/17	5,000	5,163,100
5.88%, 11/01/18	5,000	5,163,100
North Texas Tollway Authority, RB, Series C:
5.00%, 1/01/19	2,215	2,356,007
5.25%, 1/01/20	4,000	4,235,520

		33,903,127

U.S. Virgin Islands — 0.5%
Virgin Islands Public Finance Authority, Refunding RB, Senior Lien, Series B, 5.00%, 10/01/18	1,000	1,080,750

Virginia — 1.2%
Virginia HDA, RB, Sub-Series E-2, AMT, 4.38%, 10/01/19	2,750	2,734,023

Municipal Bonds	Par (000)	Value

Wisconsin — 6.5%
City of Franklin Wisconsin, RB, Waste Management Inc. Project, AMT, 4.95%, 4/01/16	$1,990	$2,024,984
State of Wisconsin, Refunding RB, Series A, 5.00%, 5/01/18	1,000	1,129,120
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health Inc., 5.38%, 10/01/11 (b)	4,560	4,774,457
Froedtert & Community Health Inc., 5.00%, 4/01/19	1,265	1,361,355
Froedtert & Community Health Inc., 5.38%, 10/01/21	440	445,861
Wheaton Franciscan Services, 6.25%, 2/15/12 (b)	5,000	5,359,800

		15,095,577

Total Municipal Bonds — 154.4%		358,125,551

Municipal Bonds Transferred to Tender Option Bond Trusts (h)

Illinois — 2.3%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.00%, 11/01/20	5,000	5,347,000

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 2.3%		5,347,000

Total Long-Term Investments (Cost — $361,946,459) — 156.7%		363,472,551

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.18% (i)(j)	823,002	823,002

Total Short-Term Securities (Cost — $823,002) — 0.4%		823,002

Total Investments (Cost — $362,769,461*) — 157.1%		364,295,553
Other Assets Less Liabilities — 2.2%		5,237,737
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (1.6)%		(3,751,968)
Preferred Shares, at Redemption Value — (57.7)%		(133,856,456)

Net Assets Applicable to Common Shares — 100.0%		$231,924,866

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$358,864,761

Gross unrealized appreciation	$11,154,558
Gross unrealized depreciation	(9,473,766)

Net unrealized appreciation	$1,680,792

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2010	13

Schedule of Investments (concluded)	BlackRock Municipal 2018 Term Trust (BPK)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Non-income producing security.

(g)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(i)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at December 31, 2010	Income

FFI Institutional Tax-Exempt Fund	6,567,813	(5,744,811)	823,002	$10,298

(j)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$363,472,551	—	$363,472,551
Short-Term Securities	$823,002	—	—	823,002

Total	$823,002	$363,472,551	—	$364,295,553

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

14	ANNUAL REPORT	DECEMBER 31, 2010

Schedule of Investments December 31, 2010	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 147.2%

Corporate — 9.8%
Jefferson County Industrial Development Agency New York, Refunding RB, Solid Waste, Series A, AMT, 5.20%, 12/01/20	$2,450	$2,340,191
New York City Industrial Development Agency, RB, American Airlines Inc., JFK International Airport, AMT, 7.50%, 8/01/16	1,000	1,024,540
Port Authority of New York & New Jersey, RB, Continental Airlines Inc. and Eastern Air Lines Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	2,035	2,061,455

		5,426,186

County/City/Special District/ School District — 39.3%
City of New York New York, GO:
Series B, 5.38%, 12/01/11 (a)	4,000	4,182,920
Series M, 5.00%, 4/01/23	1,390	1,445,503
City of New York New York, GO, Refunding, Series G:
5.75%, 8/01/12 (a)	1,920	2,073,158
5.75%, 8/01/18	2,580	2,739,573
County of Nassau New York, GO, Refunding, General Improvement, Series C (AGC), 5.25%, 10/01/22	2,500	2,760,300
New York City Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 5.00%, 1/15/23	1,400	1,436,708
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/11 (a)	3,000	3,144,570
New York State Dormitory Authority, Series A, RB:
City University System, Consolidated 4th General, 5.13%, 7/01/11 (a)	1,800	1,842,714
State University Dormitory Facilities, 5.00%, 7/01/18	1,045	1,168,801
New York State Urban Development Corp., Refunding RB, Series D, 5.50%, 1/01/19	750	855,563

		21,649,810

Education — 36.0%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/25 (b)(c)	450	179,334
City of Troy New York, RB, Rensselaer Polytechnic-B, 5.00%, 9/01/18	1,000	1,087,430
New York City Industrial Development Agency, RB, YMCA of Greater New York Project, 5.25%, 8/01/21	4,000	4,001,800
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A:
3.00%, 7/01/12	500	515,230
5.00%, 7/01/21	250	270,420
New York State Dormitory Authority, RB:
Pratt Institute, Series C (AGC), 5.00%, 7/01/19	600	663,636
University of Rochester, Series A, 5.00%, 7/01/21	1,155	1,240,978
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, Series A (Radian), 5.50%, 7/01/18	1,000	1,050,810
Yeshiva University, 5.00%, 9/01/27	2,000	2,057,960
Niagara County Industrial Development Agency, Refunding RB, Niagara University Project, Series A (Radian), 5.35%, 11/01/23	4,180	4,188,360

Municipal Bonds	Par (000)	Value

New York (continued)

Education (concluded)
Westchester County Industrial Development Agency New York, RB, Purchase College Foundation Housing, Series A (AMBAC), 5.13%, 12/01/22	$3,710	$3,677,538
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A:
5.00%, 6/01/18	500	530,810
5.00%, 6/01/19	400	419,584

		19,883,890

Health — 18.6%
East Rochester Housing Authority New York, Refunding RB, Genesee Valley Nursing Center (FHA), 5.20%, 12/20/24	1,210	1,227,569
New York State Dormitory Authority, Refunding RB, Mental Health Services Facilities, Series A, 5.00%, 8/15/18	1,025	1,138,406
Oneida Health Care Corp. New York, Refunding RB, Residential Health Care Project (Radian), 5.30%, 2/01/21	4,130	4,066,522
Orange County Industrial Development Agency New York, Refunding RB, St. Luke’s Hospital Newburgh New York Project, Series A (Radian), 5.38%, 12/01/21	3,875	3,835,436

		10,267,933

Housing — 1.9%

New York State Dormitory Authority, RB, Willow Towers Inc. Project (Ginnie Mae), 5.25%, 2/01/22	1,000	1,020,180

State — 7.1%

New York State Dormitory Authority, RB, Mental Health Services:
Series 2007-B (NPFGC), 5.50%, 8/15/20 (a)	30	30,965
Series 2008-A, 5.00%, 2/15/18	120	120,311
Series B (NPFGC), 5.50%, 8/15/11 (a)	80	82,589
Series B (NPFGC), 5.50%, 8/15/11 (a)	1,480	1,527,893
Series B (NPFGC), 5.50%, 8/15/11 (a)	1,030	1,062,939
New York State Dormitory Authority, Refunding LRB, Municipal Health Facilities, 4.00%, 5/15/18	550	571,521
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/22	500	538,790

		3,935,008

Tobacco — 11.8%
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.63%, 8/15/35	4,000	3,303,760
TSASC Inc. New York, RB, Tobacco Settlement Asset-Backed, Series 1, 5.75%, 7/15/12 (a)	3,000	3,226,080

		6,529,840

Transportation — 20.7%
Metropolitan Transportation Authority, Refunding RB, Series A (FGIC), 5.13%, 11/15/21	5,000	5,166,100
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/20	1,750	1,929,585
Port Authority of New York & New Jersey, RB:
Consolidated, 126th Series, AMT (FGIC), 5.00%, 11/15/18	3,885	3,999,180
JFK International Air Terminal, 5.00%, 12/01/20	300	295,248

		11,390,113

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2010	15

Schedule of Investments (concluded)	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)

Utilities — 2.0%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 4/01/21	$1,000	$1,077,930

Total Municipal Bonds in New York		81,180,890

Puerto Rico — 6.0%

Tobacco — 3.1%
Children’s Trust Fund, Refunding RB, Asset-Backed, 5.63%, 5/15/43	2,000	1,754,860

Utilities — 2.9%
Puerto Rico Electric Power Authority, RB, Series WW, 5.50%, 7/01/21	1,500	1,595,085

Total Municipal Bonds in Puerto Rico		3,349,945

Total Long-Term Investments (Cost — $83,368,905) — 153.2%		84,530,835

Short-Term Securities	Shares

BIF New York Municipal Money Fund 0.00% (d)(e)	910,862	910,862

Total Short-Term Securities (Cost — $910,862) — 1.7%		910,862

Total Investments (Cost — $84,279,767*) — 154.9%		85,441,697
Other Assets Less Liabilities — 2.0%		1,119,272
Preferred Shares, at Redemption Value — (56.9)%		(31,402,164)

Net Assets Applicable to Common Shares — 100.0%		$55,158,805

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$84,263,386

Gross unrealized appreciation	$2,297,973
Gross unrealized depreciation	(1,119,662)

Net unrealized appreciation	$1,178,311

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at December 31, 2010	Income

BIF New York Municipal Money Fund	776,225	134,637	910,862	$15

(e)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including,but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$84,530,835	—	$84,530,835
Short-Term Securities	$910,862	—	—	910,862

Total	$910,862	$84,530,835	—	$85,441,697

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

16	ANNUAL REPORT	DECEMBER 31, 2010

Statements of Assets and Liabilities

December 31, 2010	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)

Assets

Investments at value — unaffiliated[1]	$139,249,105	$363,472,551	$84,530,835
Investments at value — affiliated[2]	6,758,071	823,002	910,862
Interest receivable	1,906,427	4,798,983	1,225,412
Income receivable — affiliated	113	512	82
Investments sold receivable	—	790,000	—
Prepaid expenses	21,341	47,549	20,383
Other assets	5,882	34,370	4,328

Total assets	147,940,939	369,966,967	86,691,902

Accrued Liabilities

Bank overdraft	—	59,000	—
Investment advisory fees payable	51,736	133,933	31,109
Income dividends payable — Common Shares	25,911	84,874	23,802
Officer’s and Trustees’ fees payable	8,014	37,277	5,907
Other affiliates payable	738	1,842	435
Interest expense and fees payable	—	1,968	—
Other accrued expenses payable	64,693	116,751	69,680

Total accrued liabilities	151,092	435,645	130,933

Other Liabilities

Trust certificates[3]	—	3,750,000	—

Total Liabilities	151,092	4,185,645	130,933

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4]	55,529,587	133,856,456	31,402,164

Net Assets Applicable to Common Shareholders	$92,260,260	$231,924,866	$55,158,805

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[5]	$90,440,643	$227,380,809	$51,734,790
Undistributed net investment income	6,171,497	16,888,930	3,707,903
Accumulated net realized loss	(3,198,646)	(13,870,965)	(1,445,818)
Net unrealized appreciation/depreciation	(1,153,234)	1,526,092	1,161,930

Net Assets Applicable to Common Shareholders	$92,260,260	$231,924,866	$55,158,805

Net asset value per Common Share	$14.34	$14.58	$15.18

[1] Investments at cost — unaffiliated	$140,402,339	$361,946,459	$83,368,905

[2] Investments at cost — affiliated	$6,758,071	$823,002	$910,862

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	2,221	5,354	1,256

[5] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	6,433,028	15,908,028	3,633,028

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2010	17

Statements of Operations

Year Ended December 31, 2010	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)

Investment Income

Interest	$7,128,894	$19,113,705	$4,333,141
Income — affiliated	2,187	12,899	314

Total income	7,131,081	19,126,604	4,333,455

Expenses

Investment advisory	599,400	1,491,471	352,854
Commissions for Preferred Shares	82,580	195,982	46,001
Professional	55,812	125,633	72,476
Accounting services	24,591	45,272	18,077
Printing	18,790	46,202	12,684
Transfer agent	18,440	25,343	18,505
Officer and Trustees	11,999	32,323	7,360
Custodian	11,050	19,740	7,945
Registration	9,330	9,330	9,330
Miscellaneous	39,312	65,049	34,604

Total expenses excluding interest expense and fees	871,304	2,056,345	579,836
Interest expense and fees[1]	—	25,185	—

Total expenses	871,304	2,081,530	579,836
Less fees waived by advisor	(13,402)	(2,797)	(3,641)

Total expenses after fees waived	857,902	2,078,733	576,195

Net investment income	6,273,179	17,047,871	3,757,260

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from investments	45,484	476,168	(283,603)
Net change in unrealized appreciation/depreciation on investments	(686,148)	2,049,110	(928,098)

Total realized and unrealized gain (loss)	(640,664)	2,525,278	(1,211,701)

Dividends to Preferred Shareholders from

Net investment income	(224,184)	(538,571)	(126,928)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$5,408,331	$19,034,578	$2,418,631

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

18	ANNUAL REPORT	DECEMBER 31, 2010

Statements of Changes in Net Assets

	BlackRock California Municipal 2018 Term Trust (BJZ)		BlackRock Municipal 2018 Term Trust (BPK)

	Year Ended December 31,		Year Ended December 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009	2010	2009

Operations

Net investment income	$6,273,179	$6,622,225	$17,047,871	$17,756,107
Net realized gain (loss)	45,484	(231,875)	476,168	(199,646)
Net change in unrealized appreciation/depreciation	(686,148)	14,764,380	2,049,110	40,644,425
Dividends to Preferred Shareholders from net investment income	(224,184)	(327,533)	(538,571)	(778,993)

Net increase in net assets applicable to Common Shareholders resulting from operations	5,408,331	20,827,197	19,034,578	57,421,893

Dividends to Common Shareholders From

Net investment income	(5,558,136)	(5,212,361)	(14,889,914)	(14,691,064)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(149,805)	15,614,836	4,144,664	42,730,829
Beginning of year	92,410,065	76,795,229	227,780,202	185,049,373

End of year	$92,260,260	$92,410,065	$231,924,866	$227,780,202

Undistributed net investment income	$6,171,497	$5,790,638	$16,888,930	$16,999,654

	BlackRock New York Municipal 2018 Term Trust (BLH)

	Year Ended December 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009

Operations

Net investment income	$3,757,260	$3,994,183
Net realized gain (loss)	(283,603)	227,414
Net change in unrealized appreciation/depreciation	(928,098)	5,881,828
Dividends to Preferred Shareholders from net investment income	(126,928)	(185,012)

Net increase in net assets applicable to Common Shareholders resulting from operations	2,418,631	9,918,413

Dividends to Common Shareholders From

Net investment income	(3,840,111)	(3,395,973)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(1,421,480)	6,522,440
Beginning of year	56,580,285	50,057,845

End of year	$55,158,805	$56,580,285

Undistributed net investment income	$3,707,903	$4,167,706

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2010	19

Financial Highlights

	BlackRock California Municipal 2018 Term Trust (BJZ)

	Year Ended December 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$14.36	$11.94	$14.82	$15.26	$15.21

Net investment income	0.98 [1]	1.03 [1]	1.05 [1]	1.04	1.02
Net realized and unrealized gain (loss)	(0.11)	2.25	(2.90)	(0.44)	0.03
Dividends to Preferred Shareholders from net investment income	(0.03)	(0.05)	(0.29)	(0.29)	(0.26)

Net increase (decrease) from investment operations	0.84	3.23	(2.14)	0.31	0.79

Dividends to Common Shareholders from net investment income	(0.86)	(0.81)	(0.74)	(0.75)	(0.74)

Net asset value, end of year	$14.34	$14.36	$11.94	$14.82	$15.26

Market price, end of year	$15.38	$15.09	$11.60	$15.40	$15.94

Total Investment Return[2]

Based on net asset value	5.56%	27.09%	(15.18)%	1.95%	5.19%

Based on market price	7.73%	37.46%	(20.70)%	1.42%	10.03%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[3]	0.92%	0.96%	0.97%	0.97%	0.99%

Total expenses after fees waived and before fees paid indirectly[3]	0.91%	0.95%	0.96%	0.94%	0.99%

Total expenses after fees waived and paid indirectly[3]	0.91%	0.95%	0.96%	0.94%	0.97%

Net investment income[3]	6.64%	7.56%	7.43%	7.05%	6.69%

Dividends to Preferred Shareholders	0.24%	0.38%	2.07%	1.96%	1.73%

Net investment income to Common Shareholders	6.40%	7.18%	5.36%	5.09%	4.96%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$92,260	$92,410	$76,795	$95,336	$98,165

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$55,525	$55,525	$55,525	$55,525	$55,525

Portfolio turnover	7%	5%	1%	7%	—

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$66,542	$66,609	$59,580	$67,935	$69,214

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

20	ANNUAL REPORT	DECEMBER 31, 2010

Financial Highlights

	BlackRock Municipal 2018 Term Trust (BPK)

	Year Ended December 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$14.32	$11.63	$15.06	$15.97	$15.71

Net investment income	1.07 [1]	1.12 [1]	1.12 [1]	1.17	1.15
Net realized and unrealized gain (loss)	0.16	2.54	(3.35)	(0.83)	0.31
Dividends to Preferred Shareholders from net investment income	(0.03)	(0.05)	(0.29)	(0.32)	(0.29)

Net increase (decrease) from investment operations	1.20	3.61	(2.52)	0.02	1.17

Dividends to Common Shareholders from net investment income	(0.94)	(0.92)	(0.91)	(0.93)	(0.91)

Net asset value, end of year	$14.58	$14.32	$11.63	$15.06	$15.97

Market price, end of year	$15.75	$15.15	$12.97	$15.22	$17.01

Total Investment Return[2]

Based on net asset value	7.94%	30.92%	(17.96)%	(0.10)%	7.46%

Based on market price	10.22%	24.20%	(9.47)%	(5.21)%	14.46%

Ratios to Average Net Assets Applicable to

Total expenses[3]	0.88%	0.92%	0.94%	0.89%	0.91%

Total expenses after fees waived and before fees paid indirectly[3]	0.88%	0.91%	0.93%	0.89%	0.91%

Total expenses after fees waived and paid indirectly[3]	0.88%	0.91%	0.93%	0.89%	0.90%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	0.87%	0.90%	0.91%	0.89%	0.90%

Net investment income[3]	7.23%	8.36%	8.04%	7.57%	7.27%

Dividends to Preferred Shareholders	0.23%	0.36%	2.10%	2.08%	1.83%

Net investment income to Common Shareholders	7.00%	8.00%	5.94%	5.49%	5.44%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$231,925	$227,780	$185,049	$239,609	$254,117

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$133,850	$133,850	$133,850	$137,600	$137,600

Portfolio turnover	6%	11%	4%	7%	7%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$68,319	$67,546	$59,571	$68,548	$71,179

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2010	21

Financial Highlights

	BlackRock New York Municipal Term Trust (BLH)

	Year Ended December 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$15.57	$13.78	$15.98	$16.33	$16.11

Net investment income	1.03 [1]	1.10 [1]	1.08 [1]	1.18	1.11
Net realized and unrealized gain (loss)	(0.33)	1.67	(2.16)	(0.45)	0.11
Dividends to Preferred Shareholders from net investment income	(0.03)	(0.05)	(0.29)	(0.28)	(0.26)

Net increase (decrease) from investment operations	0.67	2.72	(1.37)	0.45	0.96

Dividends to Common Shareholders from net investment income	(1.06)	(0.93)	(0.83)	(0.80)	(0.74)

Net asset value, end of year	$15.18	$15.57	$13.78	$15.98	$16.33

Market price, end of year	$15.92	$16.90	$13.97	$16.18	$15.62

Total Investment Return[2]

Based on net asset value	3.90%	19.76%	(9.12)%	2.89%	6.26%

Based on market price	0.39%	28.22%	(9.00)%	8.92%	8.08%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[3]	1.02%	1.00%	1.05%	1.02%	1.07%

Total expenses after fees waived and before fees paid indirectly[3]	1.01%	0.99%	1.02%	1.02%	1.07%

Total expenses after fees waived and paid indirectly[3]	1.01%	0.99%	1.02%	1.01%	1.04%

Net investment income[3]	6.60%	7.30%	7.06%	7.34%	6.84%

Dividends to Preferred Shareholders	0.22%	0.34%	1.88%	1.72%	1.58%

Net investment income to Common Shareholders	6.38%	6.96%	5.18%	5.62%	5.26%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$55,159	$56,580	$50,058	$58,043	$59,313

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$31,400	$31,400	$31,400	$31,400	$31,400

Portfolio turnover	6%	14%	6%	6%	6%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$68,918	$70,050	$64,857	$71,230	$72,237

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

22	ANNUAL REPORT	DECEMBER 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock California Municipal 2018 Term Trust (“BJZ”), BlackRock Municipal 2018 Term Trust (“BPK”) and BlackRock New York Municipal 2018 Term Trust (“BLH”) (collectively the “Trusts” or individually as the “Trust”) are organized as Delaware statutory trusts. BPK is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. BJZ and BLH are registered as non-diversified, closed-end management investment companies under the 1940 Act. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Board of Trustees of the Trusts are referred to throughout this report as the “the Board of Trustees” or the “Board.” The Trusts determine and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trusts leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the year ended December 31, 2010, no TOBs that the Trusts participated in were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee

ANNUAL REPORT	DECEMBER 31, 2010	23

Notes to Financial Statements (continued)

services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At December 31, 2010, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the interest rate on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Interest Rate

BPK	$5,347,000	$3,750,000	0.39%

For the year ended December 31, 2010, the Trusts’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

BPK	$3,750,000	0.67%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts’ net asset values per share.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 6.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC

24	ANNUAL REPORT	DECEMBER 31, 2010

Notes to Financial Statements (continued)

is an affiliate of the Trusts for 1940 Act purposes, but BAC and Barclays are not.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at an annual rate of 0.40% of each Trust’s average weekly net assets. Average weekly net assets are the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

For the year ended December 31, 2010, each Trust reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BJZ	$2,868
BPK	$7,148
BLH	$1,686

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were as follows:

	Purchases	Sales

BJZ	$10,590,032	$17,183,460
BPK	$29,580,781	$23,393,321
BLH	$4,775,499	$4,967,885

4. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2010 attributable to the expiration of capital loss carryforwards, the retention of tax-exempt income and distributions received from a regulated investment company were reclassified to the following accounts:

	BJZ	BPK	BLH

Paid-in capital	$(777,780)	$1,729,810	$250,000
Undistributed net investment income	$(110,000)	$(1,730,110)	$(250,024)
Accumulated net realized loss	$887,780	$300	$24

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	BJZ	BPK	BLH

Tax-exempt income
12/31/2010	$5,782,320	$15,428,485	$3,967,039
12/31/2009	5,539,894	15,470,057	3,580,985

Total distributions
12/31/2010	$5,782,320	$15,428,485	$3,967,039

12/31/2009	$5,539,894	$15,470,057	$3,580,985

As of December 31, 2010, the tax components of accumulated net earnings were as follows:

	BJZ	BPK	BLH

Undistributed tax-exempt income	$6,168,799	$16,753,476	$3,734,507
Capital loss carryforwards	(3,144,279)	(13,788,128)	(1,445,789)
Net unrealized gains (losses)*	(1,204,903)	1,578,709	1,135,297

Total	$1,819,617	$4,544,057	$3,424,015

*

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods from premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts and the deferral of compensation to trustees.

ANNUAL REPORT	DECEMBER 31, 2010	25

Notes to Financial Statements (continued)

As of December 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,	BJZ	BPK	BLH

2011	—	—	$230,344
2012	$1,482,072	$5,763,538	590,480
2013	530,943	—	—
2014	—	6,932,944	—
2015	470,704	889,102	333,477
2017	660,560	202,544	—
2018	—	—	291,488

Total	$3,144,279	$13,788,128	$1,445,789

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

5. Concentration, Market and Credit Risk:

BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counter-party credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of December 31, 2010, BJZ invested a significant portion of its assets in securities in county/city/special district/school district sector. BPK invested a significant portion of its assets in securities in the corporate sector. BLH invested a significant portion of its assets in securities in the county/city/special district/school district and education sectors. Changes in economic conditions affecting the county/city/special district/school district, corporate and education sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

6. Capital Share Transactions:

The Trusts are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Shares issued and outstanding remained constant for all Trusts for the years ended December 31, 2010 and December 31, 2009.

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles of Supplementary (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

26	ANNUAL REPORT	DECEMBER 31, 2010

Notes to Financial Statements (concluded)

The Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of December 31, 2010:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

BJZ	M7	2,221	0.50%	7

BPK	W7	2,677	0.50%	7
	R7	2,677	0.50%	7

BLH	T7	1,256	0.50%	7

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Trust for the year ended December 31, 2010 were as follows:

	Series	Low	High	Average

BJZ	M7	0.24%	0.50%	0.41%

BPK	W7	0.26%	0.50%	0.41%
	R7	0.24%	0.50%	0.40%

BLH	T7	0.26%	0.50%	0.41%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to 1.94% for the year ended December 31, 2010. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a fund’s auction rate preferred shares than buyers. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

Preferred Shares issued and outstanding remained constant for the years ended December 31, 2010 and December 31, 2009 for all Trusts.

7. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on February 1, 2011 to Common Shareholders of record on January 14, 2011 as follows:

Common Dividend Per Share

BJZ	$0.072
BPK	$0.078
BLH	$0.082

The dividends declared on Preferred Shares for the period January 1, 2011 to January 31, 2011 were as follows:

	Series	Dividends Declared

BJZ	M7	$18,264

BPK	W7	$21,672
	R7	$21,570

BLH	T7	$9,840

ANNUAL REPORT	DECEMBER 31, 2010	27

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of:
BlackRock California Municipal 2018 Term Trust
BlackRock Municipal 2018 Term Trust
BlackRock New York Municipal 2018 Term Trust
(collectively, the “Trusts”)

We have audited the accompanying statements of assets and liabilities of the Trusts, including the schedules of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2011

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BJZ, BPK and BLH during the taxable year ended December 31, 2010 qualify as tax-exempt interest dividends for Federal income tax purposes.

28	ANNUAL REPORT	DECEMBER 31, 2010

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who elect not to participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market, on the Trust’s primary exchange or elsewhere (“open-market purchases”). These Trusts will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078 or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	DECEMBER 31, 2010	29

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				99 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				99 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices)

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 1993

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow,Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow,Yale University from 1994 to 2006.

				99 RICs consisting of 97 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				99 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of 97 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				99 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director of Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				99 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

30	ANNUAL REPORT	DECEMBER 31, 2010

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

				99 RICs consisting of 97 Portfolios	None

[1]

Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. At the February 12, 2011 Board meeting, the Board of Trustees unanimously approved extending the mandatory retirement age for Terry Flynn by one additional year.

[2]

Date shown is the earliest date a person has served as a Trustee for the Trusts covered in this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Trusts’ board in 2007, each trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; and Karen P. Robards since 1998.

Interested Trustees[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

			169 RICs consisting of 289 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			169 RICs consisting of 289 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	DECEMBER 31, 2010	31

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years

Trusts Officers[1]

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2007[2]

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

	[1]		Officers of the Trusts serve at the pleasure of the Board.

	[2]		Ms. Ackerley has been President and Chief Executive Officer since 2009 and Vice President from 2007 to 2009.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor

BlackRock Financial
Management, Inc.
New York, NY 10055

Custodian

State Street Bank and
Trust Company
Boston, MA 02111

Transfer Agents

Common Shares

Computershare Trust Company, N.A.
Canton, MA 02021

Preferred Shares

BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Trusts

100 Bellevue Parkway
Wilmington, DE 19809

Effective November 12, 2010, Ira Shapiro became Secretary of the Trusts.

32	ANNUAL REPORT	DECEMBER 31, 2010

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 2, 2010 for shareholders of record on July 6, 2010, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class III Trustees as follows:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay

	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain

BJZ	5,870,537	115,410	0	5,871,297	114,650	0	5,884,682	101,265	0
BPK	15,059,327	270,504	0	15,052,173	277,658	0	15,037,518	292,313	0
BLH	3,284,865	131,210	0	3,284,865	131,210	0	3,284,865	131,210	0

	Jerrold B. Harris

	Votes For	Votes Withheld	Abstain

BJZ	5,884,815	101,132	0
BPK	15,058,183	271,648	0
BLH	3,284,865	131,210	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard S. Davis, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Trust Certification

The Trusts are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Trust filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	DECEMBER 31, 2010	33

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available

(1)	without charge, upon request, by calling (800) 441-7762;
(2)	at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts.

34	ANNUAL REPORT	DECEMBER 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	DECEMBER 31, 2010	35

This report is transmitted to shareholders only. It is not a Prospectus. Past performance results shown in this report should not be considered a representation of future performance. BJZ, BPK and BLH leverage their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CEF-BK3-1210

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal 2018 Term Trust	$27,500	$27,500	$3,500	$3,500	$6,100	$6,100	$0	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock New York Municipal 2018 Term Trust	$20,377	$413,128

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2010.

(a)(1)

The registrant is managed by a team of investment professionals comprised of F. Howard Downs, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Downs, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2007, 2006 and 2006, respectively.

Portfolio Manager	Biography
F. Howard Downs	Director of BlackRock, Inc. since 2004.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of December 31, 2010:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
F. Howard Downs	8	3	43	0	0	0
	$1.48 Billion	$120.9 Million	$1.48 Billion	$0	$0	$0
Theodore R. Jaeckel, Jr.	72	0	0	0	0	0
	$19.83 Billion	$0	$0	$0	$0	$0
Walter O’Connor	72	0	0	0	0	0
	$19.83 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock, Inc. (individually and together with its affiliates, “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of December 31, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. O’Connor, Jaeckel and Downs have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. O’Connor, Jaeckel and Downs have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of December 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
F. Howard Downs	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – On October 25, 2010, the Board of Trustees of the Fund amended and restated in its entirety the bylaws of the Fund (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws were deemed effective as of October 28, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal 2018 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal 2018 Term Trust

Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal 2018 Term Trust

Date: March 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal 2018 Term Trust

Date: March 4, 2011